UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 2, 2011

Wells Real Estate Fund X, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	0-23719	58-2250093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the 360 Interlocken Building

On June 2, 2011, The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P. (the “Registrant”), Wells Real Estate Fund XI, L.P., and Piedmont Operating Partnership, LP, sold a three-story, multi-tenant office building containing approximately 52,000 rentable square feet and located in Broomfield, Colorado (the “360 Interlocken Building”) to Pacifica Real Estate Group, LLC, an unaffiliated third party, for a gross sales price of $9,150,000, less agreed upon credits of approximately $212,300, excluding closing costs. The Registrant holds an equity interest of approximately 48.5% in Fund IX-X-XI-REIT Associates, which owned 100% of the 360 Interlocken Building.

As a result of the sale, Fund IX-X-XI-REIT Associates received net sale proceeds of approximately $8,687,000, of which approximately $4,212,000 is allocable to the Registrant, and recognized a gain on sale of approximately $1,229,000, of which approximately $596,000 is allocable to the Registrant. The gain on sale may be adjusted should additional information become available in subsequent periods.

Item 9.01.    Financial Statements and Exhibits

(b)    Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of March 31, 2011	F-2
Pro Forma Statement of Operations for the three months ended March 31, 2011	F-3
Pro Forma Statement of Operations for the year ended December 31, 2010	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND X, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date: June 8, 2011

WELLS REAL ESTATE FUND X, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund X, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2010, and in its quarterly report filed on Form 10-Q for the three months ended March 31, 2011.

The following unaudited pro forma balance sheet as of March 31, 2011 has been prepared to give effect to the June 2, 2011 sale of the 360 Interlocken Building by The Fund IX, Fund X, Fund XI and REIT Joint Venture (“Fund IX-X-XI-REIT Associates”), a joint venture partnership between the Registrant, Wells Real Estate Fund IX, L.P., Wells Real Estate Fund XI, L.P., and Piedmont Operating Partnership, LP, as if the disposition and distribution of net sale proceeds therefrom had occurred on March 31, 2011. The Registrant holds an equity interest of approximately 48.5% in Fund IX-X-XI-REIT Associates, which owned 100% of the 360 Interlocken Building.

The following unaudited pro forma statement of operations for the three months ended March 31, 2011 has been prepared to give effect to the sale of the 360 Interlocken Building as if the disposition had occurred on January 1, 2010.

The following unaudited pro forma statement of operations for the year ended December 31, 2010 has been prepared to give effect to the sales of the Avaya Building and the 360 Interlocken Building as if the dispositions had occurred on January 1, 2010. Fund IX-X-XI-REIT Associates owned 100% of the Avaya Building, which was sold on October 15, 2010.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the 360 Interlocken Building and the Avaya Building had been consummated as of January 1, 2010. Specifically, the accompanying pro forma statements of operations do not include the Registrant's portion of the nonrecurring gain or loss on sale that would have been recognized if the aforementioned property sales had occurred on January 1, 2010.

WELLS REAL ESTATE FUND X, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
MARCH 31, 2011
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$3,976,445	$(3,575,958)	(b)	$400,487
Cash and cash equivalents	1,908,114	4,212,427	(c)	6,120,541
Other assets	2,444	—		2,444
Total assets	$5,887,003	$636,469		$6,523,472

LIABILITIES AND PARTNERS' CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$13,478	$—		$13,478
Due to affiliates	7,410	—		7,410
Total liabilities	20,888	—		20,888

Partners' capital:
Limited partners:
Class A - 2,428,694 units outstanding	5,670,063	—		5,670,063
Class B - 284,197 units outstanding	196,052	636,469	(d)	832,521
General partners	—	—		—
Total partners' capital	5,866,115	636,469		6,502,584
Total liabilities and partners' capital	$5,887,003	$636,469		$6,523,472

(a)    Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the period ended March 31, 2011.
(b)    Reflects the GAAP-basis of the Registrant's investment in the 360 Interlocken Building as of March 31, 2011.
(c)     Reflects the Registrant's proportionate share of the assumed distribution of net proceeds from Fund IX-X-XI-REIT Associates as a result of the sale of the 360 Interlocken Building.
(d)    Reflects the Registrant's proportionate share of the pro forma gain allocated from the sale of the 360 Interlocken Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND X, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES	$13,688	$(30,411)	(b)	$(16,723)

INTEREST AND OTHER INCOME	1,298	—		1,298

GENERAL AND ADMINISTRATIVE EXPENSES	55,397	—		55,397
NET LOSS	$(40,411)	$(30,411)		$(70,822)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$10,476	$(79,951)		$(69,475)
CLASS B LIMITED PARTNERS	$(50,887)	$49,540		$(1,347)
GENERAL PARTNERS	$—	$—		$—

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.00	$(0.03)		$(0.03)
CLASS B	$(0.18)	$0.17		$(0.01)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,428,694			2,428,694
CLASS B	284,197			284,197

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2011.

(b)
Reflects a reduction of equity in income of Fund IX-X-XI-REIT Associates earned by the Registrant related to the 360 Interlocken Building for the three months ended March 31, 2011. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the 360 Interlocken Building if the transaction had occurred on January 1, 2010.

WELLS REAL ESTATE FUND X, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

		Pro Forma Adjustments
	Historical(a)	Avaya Building		360 Interlocken Building		Pro Forma Total
EQUITY IN LOSS OF JOINT VENTURES	$(428,401)	$(479,070)	(b)	$896,136	(c)	$(11,335)

INTEREST AND OTHER INCOME	2,538	—		—		2,538

GENERAL AND ADMINISTRATIVE EXPENSES	183,834	—		—		183,834
NET LOSS	$(609,697)	$(479,070)		$896,136		$(192,631)

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$(842,058)	$(152,125)		$859,441		$(134,742)
CLASS B LIMITED PARTNERS	$232,361	$(326,945)		$36,695		$(57,889)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$(0.35)	$(0.06)		$0.35		$(0.06)
CLASS B	$0.83	$(1.16)		$0.13		$(0.20)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,431,790					2,431,790
CLASS B	281,101					281,101

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2010.

(b)
Reflects an adjustment to equity in loss of Fund IX-X-XI-REIT Associates earned by the Registrant related to the Avaya Building for the year ended December 31, 2010. The pro forma adjustment represents the Registrant's pro rata share of gain on sale, rental revenues, less operating expenses, management and leasing fees, depreciation, amortization and administrative costs.

(c)
Reflects an adjustment to equity in loss of Fund IX-X-XI-REIT Associates earned by the Registrant related to the 360 Interlocken Building for the year ended December 31, 2010. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, impairment loss and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of the 360 Interlocken Building if the transaction had occurred on January 1, 2010.

F-4